SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Section 240.14a-12


                            IVI COMMUNICATIONS, INC.
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14c-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:
       (2)     Form, Schedule or Registration Statement No.:
       (3)     Filing Party:
       (4)     Date Filed:

                            IVI COMMUNICATIONS, INC.
                       5959 WEST CENTURY BLVD., SUITE 566
                             LOS ANGELES, CA 90045
                                  (310)216-7740

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              ______________, 2006

Dear Shareholder:

     We cordially invite you to attend the IVI Communications, Inc. Annual Meeting of Shareholders on September 29, 2006, at 555 H Street, Suite H, Eureka, CA 95501 at 1:30 p.m. at which meeting you may be present. If you choose not to attend, you may send your ballot appointing Nyhl Henson, CEO, to vote as your ballot directs. The Notice of Meeting and the accompanying Proxy describe the business of the Annual Meeting of Shareholders.

     The enclosed Proxy  statement is being  furnished to shareholders of record
on  August  __,  2006  of  IVI  Communications,   Inc.  ("IVCM.OB"),   a  Nevada
corporation, in connection with the following proposals.

       YOU ARE NOT REQUIRED TO SEND US A PROXY BUT YOUR PROXY IS REQUESTED

     The holders of a majority of the issued and outstanding shares entitled to vote have indicated that they intend to vote in favor of these proposals.

     1. To elect two directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2. To ratify the appointment of Bagell, Josephs, Levine & Company, L.L.C., as Independent Accountants for the annual period ending March 31, 2007.

     3. To increase the Company's authorized shares to four hundred million shares of common stock and to approve the Amendment of the Articles of Incorporation to increase the authorized capital from 100,000,000 to 400,000,000 common shares.

     4. To amend the Articles of Incorporation to allow shareholder action by written consent of a majority of common shareholders pursuant to Nevada Revised Statute 78.320(2).

     5. To transact such other business as may properly come before the annual meeting or any postponement of or adjournment thereof.

     The Board of Directors has fixed the closing of business on August __, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

     The Company's Annual Report to Stockholders for the year ended March 31, 2006 accompanies this Notice of Annual Meeting and Proxy Statement.

     All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.
                                           Sincerely,

                                           ------------------------------
                                           Nyhl Henson, President and CEO

     WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14A PROMULGATED THERETO

                            IVI COMMUNICATIONS, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                               September 29, 2006

     This Proxy Statement is being furnished to Shareholders of IVI Communications, Inc. ("IVCM.OB") in connection with the Annual Meeting of Shareholders (the "Meeting") to be held on September 29, 2006 and at any adjournments thereof (the "Meeting"). The Meeting will be held at 555 H Street, Suite H, Eureka, CA 95501, at 1:30 p.m. local time.

     This Proxy Statement is first being mailed or given to Shareholders on or about September __, 2006.

     We are a Nevada corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB) under the symbol IVCM.OB. Information about us can be found in our March 31, 2006 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

                          WE ARE ASKING YOU FOR A PROXY
                      YOU ARE REQUESTED TO SEND US A PROXY

     We are soliciting proxies but the holders of more than 50% percent of the shares entitled to vote have indicated that they intend to vote in favor of these proposals. In light of the size of the holdings of these shareholders, the current Board and management of the Company deems the likelihood of a favorable vote on the proposals sufficient. You may mark and send the proxy attached hereto to record your vote.

                            COSTS OF PROXY STATEMENT

     We will pay the cost of preparing and sending out this proxy statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.

                                     VOTING

SHAREHOLDERS ENTITLED TO VOTE

     Holders of record of common stock, at the close of business on the record date will be entitled to vote at the Annual Meeting. As of the record date, __________, 2006, 77,908,730 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. As of this date, ___________, 2006, 4,000,000 shares of preferred stock were issued and outstanding. Each holder of Series A Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Corporation and shall be entitled to ten (10) votes for each share of Series A Preferred Stock owned at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. The holders of shares of Series A Preferred Stock shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.


QUORUM  AND  VOTE  NECESSARY  FOR  APPROVALS.

     A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

     The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares outstanding must vote in favor of the proposals present in person or by Proxy.

     A majority of shares issued and outstanding is sufficient to approve the proposal for a reverse split and name change to be incorporated in Amendments to the Articles of Incorporation.


                                     PROXIES

     In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Proposals and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Nyhl Henson, CEO, 555 H Street, Suite H, Eureka, CA 95501.

     IF THEY WISH TO VOTE, HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

     The person named as proxy is Nyhl Henson, CEO of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

     No officer or director or principal shareholder has a substantial or material interest in the favorable action on these proposals.

                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is two. The Board has nominated two (2) persons. At this Annual Meeting, a Board of two (2) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

     All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock (and the Series A Preferred voting as 10 shares of common for each share of Preferred) represented at a meeting at which a quorum is presented may elect directors.

THE DIRECTORS CANDIDATES NOMINATED BY MANAGEMENT ARE:

1.  Nyhl Henson
2.  Charles Roodenburg


     The above individuals are nominees for election as directors for the next fiscal year. Their biographical information is as follows:

NYLE HENSON
-----------

     Nyhl Henson is Chairman and CEO of IVI Communications, Inc. Mr. Henson served as Chairman and CEO of Internet Ventures, Inc. from June 2000 until the reverse merge in Turer Corporation in April 2002. Under Mr. Henson's leadership, IVI Communications is developing a nationally branded broadband network, Lickity-SplitSM, currently being tested in the company's Boone, North Carolina ISP, Appstate.Net. IVI Communications recently acquired IBC Wireless, a leading broadband network system designer and equipment reseller since 1997. By these strategic acquisitions Mr. Henson has positioned IVI Communications to implement the Company's plan to deliver broadband Internet access to underserved markets across the country.

     Mr. Henson is most noted for his role in the development of Nickelodeon, MTV Networks, Inc., and CMT (Country Music Television). He is considered to be a pioneer in pay-per-view television spearheading such live events as the boxing matches of Leonard vs. Hearns and Holmes vs. Cooney, "Rolling Stones" and "The Who" rock concerts, and the musical "Sophisticated Ladies," live from Broadway. Previously, Mr. Henson served on the task force for Warner Cable's precursor to the Internet, Qube, the nation's first 30 channel two-way interactive cable system.

     Mr. Henson helped to create Music Village Group, a Nashville-based entertainment Company, and Music Village USA, a 40-acre theme park. Mr. Henson was named Chairman and CEO of Country Music Television when Music Village acquired the fledgling network. Mr. Henson has served as CEO of Craftsman and Scribes Creative Workshop, an award-winning New York City-based children's television production company. He also has been involved in the development of several land-based entertainment complexes including projects in Branson, Missouri and Nashville, Tennessee.

     While completing a graduate level curriculum in broadband communications at Southern Illinois University Mr. Henson obtained cable franchises and produced original programming for two local markets. He was subsequently recruited by TelePromTer, then the nation's largest cable operator, to create a 24 hour cable programming format for their Reno, Nevada system. While there, he developed TeleAuction, considered to be the nation's first home shopping program, later airing in Los Angeles and in seventeen other markets.

CHARLES ROODENBURG
------------------

     Charles Roodenburg has more than 25 years of business management experience in fields as diverse as distribution, automotive parts marketing and the Internet communications industry. Mr. Roodenburg has a B.S. in Finance from the University of Southern California and an M.B.A. from Pepperdine University. From 1982-92 he held various corporate management positions in the Japanese import automotive industry, working for such giants as Mitsubishi, Toyota and Mazda. During an eight-year period with Mazda (1984-1992) Mr. Roodenburg was accessory development manager, overseeing inventory control, purchasing, marketing management and international business. His entrepreneurial skills were honed by a six-year consulting stint which included such projects as the design and production of direct mail marketing programs, sales incentive programs and the development of an intranet based collateral material ordering software package. In 1997, Mr. Roodenburg, who perceived that the Internet industry offered significant long term opportunity, accepted a management position with Northcoast Internet, an Internet Ventures subsidiary located in Eureka, California. He was responsible for the launch of PeRKInet, a telco return cable broadband service in 1998 and launched a DSL broadband offering in 1999. Subsequent to his promotion to California Regional Manager, he was responsible for the operation of five brands throughout the state and completed the assimilation of a sixth brand, TomatoWeb, located in Sacramento, California. Mr. Roodenburg's division has achieved EBIDTA earnings in excess of 20%. In October 2002, Mr. Roodenburg was elevated to Executive Vice President and moved to corporate headquarters to assume responsibility for corporate administration and all IVI ISP operations. In May 2002 Mr. Roodenburg was named Chief Financial Officer.

     Management will devote part time to the operations of the Company, and any time spent will be devoted to screening and assessing and, if warranted, negotiating to acquire business opportunities.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.
                            ------------------------
                                        7

                                   PROPOSAL #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Bagell, Josephs, Levine & Company, L.L.C., Independent Registered Public Accounting Firm, of Gibbsboro, New Jersey have been appointed as the Certifying accountants for the period through fiscal year 2007 and shareholders are asked to ratify such appointment. Ratification of the appointment of Bagell, Josephs, Levine & Company, L.L.C., as the Company's independent public accountants for the fiscal year ending March 31, 2007 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Bagell, Josephs, Levine & Company, L.L.C., for the forthcoming fiscal year, such appointment will be reconsidered by the Board.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Bagell, Josephs, Levine & Company, L.L.C., as independent accountants for the Company's year ending March 31, 2007.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF
                     THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                            ------------------------
                                   PROPOSAL #3

                          INCREASE IN AUTHORIZED SHARES
                INVOLVING CHANGES IN CORPORATE CAPITAL STRUCTURE
                 AND AMENDMENT TO ARTICLES OF INCORPORATION TO
                  IMPLEMENT THE INCREASE IN AUTHORIZED SHARES

     We are asking shareholders to authorize an increase in the number of authorized shares from 100,000,000 common shares to 400,000,000 common shares. This requires an amendment to our Articles of Incorporation.

     We believe increase in the authorized shares in our Articles of Incorporation is in the best interest of our corporation because we believe we have insufficient shares to accomplish growth or capital raising in the future because we have currently only 22,091,270 shares authorized but unissued of which 22,091,270 shares are reserved pursuant to our funding arrangements with Cornell Capital, LLP. Commitments to issue shares to cover warrants outstanding as follows:

Cornell Warrant Adjustment                                          26,500,000
pursuant to SB-2 Registration Statement #333-136034

Warrants to purchase shares                                            527,705

     We do not have current plans to acquire assets. We do not have plans to engage in any new business or investment opportunity at this time. We do however intend to raise additional capital in the future with stock sales but have not specified any offering parameters nor timing.

Discussion of Background for Proposed Action

     Pursuant to this Proxy Statement, you, as stockholders, are informed that the action sought is to increase the number of shares of stock that the Company is authorized to issue to 400 million shares of common stock from 100 million.

     The shares of common stock to be authorized have full voting rights and have no dividend or interest rates, conversion prices, redemption prices, maturity dates, or other matters and are to be identical in rights to the existing common stock. There are no preemptive rights regarding the shares of common stock.

     It is emphasized that in the future management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

     The rights of the existing holders of common stock will not be affected, except that the authorization of a large number of additional shares and the issuance of additional shares in the future will allow the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

     1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders will be diluted from 100% to 19% if all of the increased share authorization were issued.

     2. Control of the Company by stockholders may change due to new issuances.

     3. The election of the Board of Directors may be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

     4.   Business plans and operations may change.

     5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

     In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

     None of the Company's Articles, Bylaws, Employment Agreements or Credit Agreements have any material anti-takeover consequences. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

     It is possible that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

     The Board feels that this action is necessary in order to have available authorized shares to raise additional capital, without which capital, the Company may be unable to continue to operate.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE AND
                     AMENDMENT TO ARTICLES OF INCORPORATION.
                            -----------------------


                                   PROPOSAL #4

     The Board of Directors has recommended, and is asking shareholders to approve an Amendment to the Articles of Incorporation which would allow any action required or permitted to be taken at a meeting of the stockholders to be taken without a meeting if, a written consent thereto is signed by stockholders holding at least a majority of the voting power.

     The current Articles of Incorporation provide in Article 14 as follows:

     FOURTEENTH. No action required to be taken or which may be taken at any annual or special meeting of stockholders of this corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

     The Proposed Amended Article deletes old Article 14 and substitutes therefore new Article 14 to read as follows:

     The provision of Nevada Revised Statute 78.320(2) is hereby adopted under which any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

     The Amendment will allow the corporation a) to be governed under modern corporate law concepts, and b) it will be more financially economic and will not require the formality and expense of Special Shareholders Meetings to take actions.

     The disadvantages to minority shareholders may be that they are not provided the forum in a formal meeting to question the proposed action, and they will not be provided information in the form of a proxy statement, in advance, of the proposed action, which might cause the shareholder to make a decision or take some action as a result of the notice of the proposed action. Shareholders will, however, under Sec. 14c of the Securities Exchange Act, be entitled to receive Notice of the proposed action 20 days in advance of the effective date of the action, in the form of an Information Statement.

     Since most Nevada Corporations operate under NRS 78.320(2), this action would bring our Company into the norm of Nevada corporations.

     No other shareholder rights will be affected by the proposed change.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL #4
                      ------------------------------------

     The Company has elected to deliver this Proxy Statement together with a copy of its latest Form 10-KSB, pursuant to Section 13a of the Exchange Act, which, at the time of original preparation, met the requirements of either Rule 14a-3 or Rule 14c-3.

     The 10-QSB for the period ended June 30, 2006 is also attached hereto in its entirety and incorporated herein by this reference.


ANNUAL MEETING OF SHAREHOLDERS

     At the date of this proxy statement, no other matter will presented for action at the Annual meeting. Only those matters proposed as discussed will be voted on at the meeting. Shareholders may propose matters to be presented at shareholder meetings and also nominate directors. Shareholder proposals must conform to the standards set out by the Securities Exchange Commission and must be received at our principal offices on or before, February 1, 2007, in order to be included in future proxy materials, if any, or presentation at our next annual meeting of shareholders, anticipated in summer, 2007.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, August 28, 2006, the total number of common shares outstanding and entitled to vote was 77,908,730.

     The holders of such shares are entitled to one vote for each share being held on the record date. There is no cumulative voting on any matter on the agenda of this meeting.

REPORT AVAILABLE

     Copies of our most current Annual Report on form 10KSB and the subsequent quarter ending June 30, 2006 on form 10QSB are attached hereto.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company as of June 1, 2006 are as follows:


Nyhl Henson -                   Chief Executive Officer, President, Chairman
                                  and Director

Charles  Roodenburg  -          Chief Financial Officer, Chief Operating Officer
                                  and Director


     The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.


    NAME             AGE    POSITION WITH THE COMPANY    TERM  PERIOD OF SERVICE
    ----             ---    -------------------------    ----  -----------------

Nyhl Henson          58     CEO, President,              Annual    since 2002
                              Chairman and Director
Charles Roodenburg   54     CFO, COO and Director        Annual    since 2002

Executive Compensation
------------------------
Remuneration
-------------

     The following information is set forth with respect to all remuneration paid by the Company during the year ended March 31, 2006 to the Company's most highly paid executive officers or directors whose total remuneration exceeded $50,000, and to all directors and officers as a group:

                                           SUMMARY COMPENSATION TABLE
                                                  OF EXECUTIVES

                                                             Annual                             Long-Term
                                                          Compensation                         Compensation
----------------------------------------------------------------------------------------------------------------
              (a)                     (b)                (c)         (d)           (e)              (f)
                                                                                                 Restricted
            Name and                                                           Other Annual        Stock
            principal                                  Salary       Bonus      Compensation        Awards
            position                 Year                ($)         ($)           ($)              ($)
----------------------------------------------------------------------------------------------------------------
Nyhl Henson-                       3/31/2006    (1)    240,000      None          None              120,000
CEO                                3/31/2005    (2)    240,000      None          None               15,625
                                   3/31/2004           240,000      None          None                 None
----------------------------------------------------------------------------------------------------------------
Charles Roodenburg-                3/31/2006    (3)     84,000      None          None               45,000
CFO/Director                       3/31/2005    (4)     84,000      None          None                7,500
                                   3/31/2004            84,000      None          None                 None
----------------------------------------------------------------------------------------------------------------

---------------
(1) In fiscal 2006 Nyhl Henson received $207,356 cash salary, $32,644 accrued salary and 2,400,000 shares of the Company's preferred stock valued at $120,000.

(2) In fiscal 2005 Nyhl Henson received $121,175 cash salary, $118,825 accrued salary and 625,000 shares of the Company's stock valued at $15,625.

(3) In fiscal 2006 Charles Roodenburg received $82,221 cash salary, $1,779 accrued salary and 900,000 shares of the Company's preferred stock valued at $45,000.

(4) In fiscal 2005 Charles Roodenburg received $40,684 cash salary, $43,316 accrued salary and 300,000 shares of the Company's stock valued at $7,500.

     There have been no Option/SAR grants or exercises in the last fiscal year reportable under Reg. S-B, 402(c) or (d).

(b) Directors' Compensation

     Directors who are also officers of IVI Communications, Inc. receive no cash compensation for services as a director. However, the directors will be reimbursed for out-of-pocket expenses incurred in connection with attendance at board and committee meetings. Both directors are also officers and are compensated as shown in the Table "Summary Compensation of Executives."


                                    SUMMARY COMPENSATION TABLE OF DIRECTORS
                                              (To March 31, 2006)
                        Cash Compensation               Security Grants
-------------------------------------------------------------------------------------------------------------
Name and       Year    Annual   Meeting  Consulting Number       Securities          LTIP      All Other
Principal              retainer Fees ($) Fees/Other   of         Underlying          Payments  Compensation
Position               Fees ($)          Fees($)    Shares (#)   Options/SARs(#)
                                                                   (SHARES)
------------------------------------------------------------------------------------------------------------
Nyhl Henson,   2004    0          0        0           0           0                 0              0
Director/      2005    0          0        0           0           0                 0              0
Chairman       2006    0          0        0           0           0                 0              0
-------------------------------------------------------------------------------------------------------------
Charles        2004    0          0        0           0           0                 0              0
Roodenburg,    2005    0          0        0           0           0                 0              0
Director       2006    0          0        0           0           0                 0              0
-------------------------------------------------------------------------------------------------------------


     There have been no Option/SAR grants or exercises in the last fiscal year reportable under Reg. S-B, 402(c) or (d).


     Termination of Employment and Change of Control Arrangements:

     None.

     Stock purchase options:


                                  LONG TERM COMPENSATION
                                  ----------------------
                                     Options
                        Restricted     & SARs
                        Stock          LTIP          LTIP           Other
                        Awards         Payouts       Payouts        Compensation
                        ------         -------       -------        ------------

Nyhl Henson              None           None         None           None

Charles Roodenburg       None           None         None           None


Option/SAR Granted During the Last Fiscal Year
----------------------------------------------

     No Options were granted during the last fiscal year.

                                                                 Restricted
                                                                   Stock
Long Term Incentive Plans/Awards in Last Fiscal Year              Awards
----------------------------------------------------               ($)
                                                                -----------

Nyhl Henson-                       3/31/2006                       120,000
CEO                                3/31/2005                        15,625
                                   3/31/2004                          None
----------------------------------------------                  -----------
Charles Roodenburg-                3/31/2006                        45,000
CFO/Director                       3/31/2005                         7,500
                                   3/31/2004                          None
----------------------------------------------                  -----------


 Stock Purchase Plans; Profit Sharing and Thrift Plans
 -----------------------------------------------------

     Presently the Company has no stock purchase plans, profit-sharing or thrift plans.

Options, Warrants or Rights
----------------------------

               Summary of Outstanding Options as of August 1, 2006

WARRANTS                                                          Exercise     Expiration
--------
     Date                    Name                    Warrants       Price         Date

  6/30/2000    Eric Moore                                 50,000       $5.00      6/30/2010
  6/30/2000    Pearl Moore                                50,000       $5.00      6/30/2010
  6/30/2000    Thelma Hall                                50,000       $5.00      6/30/2010
  6/30/2000    Jim Hill                                   50,000       $2.50      6/30/2010
  6/30/2000    Dawn Gomez                                 50,000       $5.00      6/30/2010
  6/30/2000    Raymond Feng                               30,000       $2.50      6/30/2010
  6/30/2000    Thomas Chen                                50,000       $5.00      6/30/2010
  7/13/2000    Evelyn McEnerney                           50,000       $5.00      7/13/2010
  7/31/2000    Onkar Bhaskar                               2,500       $2.50      7/31/2010
   8/2/2000    Evelyn McEnerney                            7,075       $2.50       8/2/2010
  8/10/2000    Catherine Santistevan                     100,000       $2.00      8/10/2010
  8/14/2000    Lance Calkins                               2,500       $2.50      8/14/2010
  8/22/2000    Robert Franklin                             2,500       $2.50      8/22/2010
  8/29/2000    Eric Moore                                  3,750       $2.50      8/29/2010
  8/30/2000    Barbara Davis                               2,500       $2.50      8/30/2010
  2/11/2002    Comtech Capital                            26,880       $0.50      2/11/2007
  3/29/2006    Cornell Capital Partners                2,000,000       $0.30      3/29/2011
  3/30/2006    Cornell Capital Partners                1,500,000       $0.40      3/29/2011
                                                   --------------
                                           Total       4,027,705
                                                   --------------

Compensation Committee Interlocks
---------------------------------

     The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Board of Directors

Audit Committee
---------------

     The Company does not have an Audit Committee. The members of the Board sit as the Audit Committee. No qualified financial expert has been hired because the company is too small to afford such expense.

Code of Ethics
--------------

     The Code of Ethics is incorporated by reference to the exhibits filed with the Form 10KSB/A filed on March 8, 2004, File No 000-32797.

Committees and Procedures

   (1) The registrant has no standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. The Board acts itself, in lieu of committees, due to its small size.

   (2) The view of the Board of directors is that it is appropriate for the registrant not to have such a committees because all directors participate in the consideration of director nominees and the Board is so small.

   (3) Each of the members of the Board which acts as nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 781(a).

   (4) The nominating committee has no policy with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by security holders.

   (5) The basis for the view of the Board of Directors that it is appropriate for the registrant not to have such a policy is that there is no need to adopt a policy for a small company.

   (6) The nominating committee will consider candidates recommended by security holders; and by security holders in submitting such recommendations, should provide a completed Directors Questionnaire to the Company.

   (7) There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders except to find anyone willing to serve who has a clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

   (8) The nominating committee's process for identifying and evaluation of nominees for director, including nominees recommended by security holders, is to find anyone willing to serve who has a clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     (a) Beneficial owners of five percent (5%) or greater, of Company common stock: The following sets forth information with respect to ownership by holders of more than five percent (5%) of its common stock known by the Company based upon 77,985,587 shares outstanding at March 31, 2006.

   Title of         Name and Address of              Amount and Nature of            Percent of
    Class            Beneficial Owner                Beneficial Ownership               Class
    -----            ----------------                --------------------             ---------

Common Stock     IVI Shareholder Trust                    25,770,514                   33.05%
                 5959 W Century Blvd Suite 573
                 Los Angeles, CA 90045
                 Nyhl Henson, Trustee


     (b) The following sets forth information with respect to the Company common stock beneficially owned by each Officer and Director, and by all Directors and Officers as a group, at March 31, 2006, and in the event of exercise of all options for our stock held by such listed holders and their affiliates or beneficial owners.

   Title of         Name and Address of              Amount and Nature of            Percent of
    Class            Beneficial Owner                Beneficial Ownership             Class (1)
    -----            ----------------                --------------------             ---------

Common Stock     IVI Shareholder Trust                    25,770,514                   33.05%
                 5959 W Century Blvd Suite 573
                 Los Angeles, CA 90045
                 Nyhl Henson, Trustee

Common Stock     Nyhl Henson, CEO/Director (2)             1,335,000                    1.71%
                 5959 W Century Blvd Suite 573
                 Los Angeles, CA 90045

Common Stock*    Charles Roodenburg, CFO/Director(3)         600,000                     .77%
                 5959 W Century Blvd Suite 573
                 Los Angeles, CA 90045

Common Stock     Directors & Officers As A Group (4)      27,705,514                   35.53%

------------------
* less than 1%

     (1) This table is based on 77,985,587 shares of Common Stock issued on March 31, 2006.

     (2)  Does not include 2,400,000 shares of preferred stock held by Mr.
          Henson.

     (3) Does not include 900,000 shares of preferred stock held by Mr. Roodenburg.

     (4) Includes shares held by IVI Shareholder Trust of which Mr. Henson is the Trustee.

COMPLIANCE  WITH  SECTION  16  OF  THE  SECURITIES  EXCHANGE  ACT

     Under Section 16 of the Securities Exchange Act 1934, the Company's directors and executive officers and persons holding more than 10% of its common stock are required to report their initial ownership of common stock and subsequent changes to that ownership to the Securities and Exchange Commission by specified due dates. To the Company's knowledge all of these filing requirements were satisfied.

     The Company's Annual Report on Form 10-KSB for the year ended March 31, 2006 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

OTHER  AND  GENERAL  INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended March 31, 2006, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by IVI Communications, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.


     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.


                            IVI COMMUNICATIONS, INC.


                             Dated: _________, 2006

                     By the order of the Board of Directors


                             -----------------------
                Nyhl Henson, CEO, President, Chairman & Director

                                     BALLOT

------------------------------------------------------------------------------
                            IVI COMMUNICATIONS, INC.
                       5959 WEST CENTURY BLVD., SUITE 566
                             LOS ANGELES, CA 90045
                                  (310)216-7740

                           PROXY FOR ANNUAL MEETING OF
                        STOCKHOLDERS, SEPTEMBER 29, 2006

     The undersigned hereby appoints Nyhl Henson proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of IVI Communications, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on September 29, 2006, at 1:30 p.m., at 555 H Street, Suite H, Eureka, CA 95501, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect a Board of two (2) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

     Nominees: Nyhl Henson and Charles Roodenburg

               [_] FOR: nominees listed above (except as marked to the contrary below).

               [_] WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To ratify the appointment of Bagell, Josephs, Levine & Company, L.L.C. as independent accountants for the period ending March 31, 2007:

         [_] FOR           [_] AGAINST               [_] ABSTAIN

3. To increase the Company's authorized shares to four hundred million shares of common stock and to approve the Amendment of the Articles of Incorporation to increase the authorized capital to from 100,000,000 to 400,000,000 common shares:

         [_] FOR           [_] AGAINST               [_] ABSTAIN


4. To amend the Articles of Incorporation to allow shareholder action by written consent of a majority of common shareholders pursuant to NRS 78.320(2).

         [_] FOR           [_] AGAINST               [_] ABSTAIN

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


-------------------------------        ----------------------------------------
Number of shares held in my                   Signature of Stockholder
name and being voted


-------------------------------         ----------------------------------------
-------------------------------               Signature if held jointly
Address of shareholder

                                        Dated: __________________________, 2006

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.